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                                 EXHIBIT 10.42

                              HIBERNIA CORPORATION

                      SUPPLEMENTAL STOCK COMPENSATION PLAN
                                       FOR
                            KEY MANAGEMENT EMPLOYEES



                                TABLE OF CONTENTS
                                                                 Page

ARTICLE 1 - ESTABLISHMENT AND PURPOSE...........................  1

ARTICLE 2 - DEFINITIONS.........................................  1

ARTICLE 3 - ELIGIBILITY AND PARTICIPATION.......................  4

ARTICLE 4 - ACCOUNTS............................................  4
         Account................................................  4
         Credits................................................  4
         Status of Account......................................  5

ARTICLE 5 - TERMINATION OF EMPLOYMENT AFTER AGE 55..............  5
         Eligibility............................................  5
         Payment Election.......................................  5
         Single-Sum Payments....................................  6
         Installment Payments...................................  6
         Death After Commencement of Installment Payments.......  6

ARTICLE 6 - DEATH; TERMINATION OF EMPLOYMENT BEFORE AGE 55......  6
         Death Before Benefit Commencement......................  6
         Termination of Employment Before Age 55................  7
         Timing and Amount......................................  7

ARTICLE 7 - SPECIAL PAYMENTS....................................  7
         Notice of Termination By Participant...................  7
         Hardship Withdrawal....................................  7
         Early Payments.........................................  8

ARTICLE 8 - ADMINISTRATION......................................  9
         Committee..............................................  9
         Beneficiary Designation................................  9

ARTICLE 9 - AMENDMENT AND TERMINATION........................... 10
         Right to Amend or Terminate Plan....................... 10
         Notice................................................. 10

ARTICLE 10 - GENERAL PROVISIONS................................. 10
         No Right to Continued Employment....................... 10
         Changes in Common Stock................................ 10
         Facility of Payment.................................... 10
         Nonalienation.......................................... 10
         No Trust or Funding Created............................ 11
         Withholding............................................ 11
         Claims for Benefits.................................... 11
         Binding Effect......................................... 12
         Notices................................................ 12
         Merger or Consolidation................................ 12
         No Shareholder Rights.................................. 12
         Entire Plan............................................ 12
         Governing Law.......................................... 13



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                              HIBERNIA CORPORATION

                      SUPPLEMENTAL STOCK COMPENSATION PLAN
                                       FOR
                            KEY MANAGEMENT EMPLOYEES


                      ARTICLE 1 - ESTABLISHMENT AND PURPOSE

         This plan was approved and adopted by the Executive Committee of Hibernia Corporation on January 22, 1996, and was established to provide supplemental benefits to a select group of key management employees of Hibernia Corporation, Hibernia National Bank or affiliates thereof and shall be known as the "Supplemental Stock Compensation Plan for Key Management Employees" (the
"Plan"). This Plan is intended to be an unfunded deferred compensation arrangement within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As such, this Plan is not intended to constitute an employee benefit plan which is subject to Parts 2, 3 and 4 of Title I of ERISA. In accordance with such intent, employees who participate hereunder shall be unsecured general creditors of the Company as to the benefits provided under the Plan.

                             ARTICLE 2 - DEFINITIONS

         The following words and phrases as used in the Plan have the following meanings:

         2.1 Account: The separate bookkeeping account maintained to record a Participant's Share Units and Dividend Units.

         2.2      Act:  The Securities Exchange Act of 1934, as amended.

         2.3 Adjustment Date: The date on which a Share Unit or Dividend Unit is allocated to a Participant's Account hereunder. Share Units shall be allocated as of the date on which contributions are allocated under the ESOP, and Dividend Units shall be allocated hereunder as of the Company's dividend record date.

         2.4 Bank: Hibernia National Bank a financial institution with its principal place of business in New Orleans, Louisiana.

         2.5 Beneficiary: The person, persons, entity or entities designated by a Participant pursuant to Article 8 to receive the benefits, if any, payable after the death of such Participant. If there is no designation or a designation is invalid, then a Participant's Beneficiary shall be determined in accordance with the terms of the Retirement Security Plan of Hibernia Corporation.


         2.6      Change in Control:  Change in Control means that:

         a. Any "person" including any "group," determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner, directly or indirectly, of securities of Hibernia Corporation representing 20% or more of the combined voting power of the corporation's then outstanding securities, without the approval, recommendation, or support of the Board of Directors of the Hibernia Corporation as constituted immediately prior to such acquisition;

         b. The Federal Deposit Insurance Corporation or any other regulatory agency negotiates and implements a plan for the merger, transfer of assets and liabilities, reorganization, and/or liquidation of Hibernia National Bank;

         c. Either of Hibernia Corporation or Hibernia National Bank is merged into another corporate entity or consolidated with one or more corporations, other than a wholly-owned subsidiary of Hibernia Corporation;

         d. A change in the members of the Board of Directors of Hibernia Corporation which results in the exclusion of a majority of the "continuing board." For this purpose, the term "continuing board" means the members of the Board of Directors of Hibernia Corporation, determined as of the date on which this Plan is executed, and subsequent members of such board who are elected by or on the recommendation of a majority of such "continuing board"; or

          e. The sale or other disposition of all or substantially all of the stock or the assets of Hibernia National Bank or Hibernia Corporation (or any successor corporation thereto).

The Committee shall determine whether a Change in Control has occurred under this paragraph 2.6.

         2.7 Code: The Internal Revenue Code of 1986, as amended.

         2.8 Committee: The Committee provided for in Article 8 which is responsible for administering this Plan.

         2.9 Common Stock: No par value common stock issued by the Company.

         2.10  Company:  Hibernia  Corporation,   a  corporation  organized  and
existing under the laws of the State of Louisiana, and any entity which succeeds to its rights and obligations with respect to the Plan.

         2.11 Competitive Business: Any incorporated or unincorporated entity that accepts deposits or makes loans from one or more offices located in the State of Louisiana.

         2.12 Dividend Unit: A bookkeeping entry representing the number of shares of Common Stock obtained by dividing the fair market value of any dividend or other distribution paid or made by the Company with respect to a share of Common Stock (but not including a distribution in Common Stock) by the Share Price, determined as of the applicable dividend record date. For this purpose, "fair market value" shall be determined in good faith by the Committee.

         2.13 Effective Date: The date on which the provisions of this Plan become effective, which shall be as of January 1, 1996.

         2.14 Employee: An individual who is employed by the Company, the Bank or any subsidiary or affiliate thereof.

         2.15 ESOP: Hibernia Corporation Employee Stock Ownership Plan and Trust, as the same may be amended from time to time.

         2.16 ESOP Account: The account established in each Participant's name under the ESOP.

         2.17 Participant: As of any date, an Employee designated as a Participant hereunder or a former Employee who is eligible for a benefit under this Plan.

         2.18 Plan: This Supplemental Stock Compensation Plan for Key Management Employees, as the same may be amended from time to time.

         2.19 Plan Year: The calendar year. The first Plan Year shall be the calendar year commencing January 1, 1996.

         2.20 Qualified Plan Limitations: All limitations imposed under the Code which may adversely affect the amount allocable to each Participant's ESOP Account, including, but not limited to, Code Section 401(a)(17), Code Section 415, and the definition of the term "compensation." The Committee shall determine the Qualified Plan Limitations applicable in any Plan Year; any such determination shall be conclusive and binding on all Participants hereunder.

         2.21 Share Price: The mean of the highest and lowest sales price of Common Stock as traded on the New York Stock Exchange as of a date specified herein. If Common Stock is not traded on any such date, Share Price shall be determined as of the next day on which Common Stock is traded.

         2.22 Share Unit: A bookkeeping entry representing one share of Common Stock.

         2.23 Termination of Employment: The date on which a Participant ceases to provide services for the Company, the Bank or an affiliate, whether as a common law employee, independent contractor or otherwise.

         2.24 Unforeseeable Emergency: A severe financial hardship to the Participant resulting from a sudden and unexpected illness, accident or disability of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The determination of whether a Participant has an Unforeseeable Emergency shall be made by the Committee in the exercise of its sole and absolute discretion upon application by the Participant and submission by the Participant of such evidence of Unforeseeable Emergency as may be requested by the Committee.

         2.25     Units:  Share Units and Dividend Units, collectively.

         2.26 Valuation Date: Last day of the Plan Year and such other dates as may be designated by the Committee.

         2.27 Vested Account: The vested amount of a Participant's Account, determined in accordance with the vesting provisions of the ESOP, from time to time.

                    ARTICLE 3 - ELIGIBILITY AND PARTICIPATION

         The Committee shall have the sole discretion to select Employees for participation in the Plan. The Committee shall notify those Employees selected for participation of the benefits available under the Plan and the terms and conditions of the Plan. Participation determinations by the Committee shall be conclusive and binding on all persons and need not be uniform as between groups or categories of Employees.

                              ARTICLE 4 - ACCOUNTS

         4.1 Account. The Committee shall cause to be established an Account for each Participant. Each Account shall be adjusted as provided in this Article 4.

         4.2 Credits. As of each Adjustment Date, each Participant's Account shall be credited with Share Units or Dividend Units, as the case may be, as follows:

         a. There shall be credited to the Participant's Account the number of Share Units equal to the difference between (i) the number of shares of Common Stock that would have been allocated to the Participant's ESOP Account if the Qualified Plan Limitations did not apply, and (ii) the number of shares of Common Stock actually allocated to the Participant's ESOP Account;

         b. There shall be allocated to the Participant's Account the number of Share Units equal to (i) the difference between the amount of any cash contribution that would have been allocated to the Participant's ESOP Account if the Qualified Plan Limitations did not apply and the amount of cash actually allocated to the Participant's ESOP Account, divided by (ii) the Share Price determined as of such Adjustment Date; and/or

         c. There shall be credited to the Participant's Account one Dividend Unit for each Share Unit then credited to the Participant's Account.

         4.3 Status of Account: Any Account established hereunder shall be a bookkeeping entry only. The establishment and maintenance of any such Account shall not be deemed to constitute a trust or create any other form of fiduciary relationship between the Employer and any Participant or Beneficiary or otherwise create, for the benefit of any Participant or Beneficiary, an ownership interest or expectancy in any specific asset of the Employer.

               ARTICLE 5 - TERMINATION OF EMPLOYMENT AFTER AGE 55

         5.1 Eligibility. A Participant whose Termination of Employment occurs on or after attainment of age 55 (for any reason other than death) shall be entitled to have his or her Vested Account paid in accordance with this Article 5 (an "Eligible Participant").

         5.2      Payment Election.

         a. An Eligible Participant may elect to receive his or her benefits in the form of (i) a single-sum payment, or (ii) payment in substantially equal annual installments over a period not in excess of 20 years.

         b. An Eligible Participant shall be entitled to designate a payment date which shall be the later of the first day of any Plan Year after such Participant's Termination of Employment or the first day of the Plan Year following the attainment of the age designated by the Participant in his or her payment election (which shall be between age 55 and 65).

         c. A Participant shall make an initial payment election upon his or her commencement of participation in this Plan (an "Initial Election"). Thereafter, such Participant shall have the right to change such election from time to time; provided, however, that any modification of an Initial Election shall be effective only if received and accepted by the Committee at least three consecutive calendar years prior to the date of the Participant's Termination of Employment.

         d. If there is no payment election in effect upon an Eligible Participant's Termination of Employment on or after age 55 or such Participant's payment election cannot be administered by the Committee, then the Company shall make a single-sum payment of the Participant's Vested Account not later than 60 days after the end of the Plan Year in which the Participant's Termination of Employment occurs.

         5.3 Single-Sum Payments. Any single-sum payment under this Article 5 shall be equal to the Eligible Participant's Vested Account, determined as of the Valuation Date immediately preceding the date of payment, reduced by the principal amount of any distribution or withdrawal made since such date.

         5.4      Installment Payments.

         a. Annual installment payments made in accordance with a payment election under paragraph 5.2 hereof shall be made annually on or before the last business day of January, beginning in the year specified by the Eligible Participant.

         b. Each annual installment shall be equal to the Participant's Vested Account as of the last day of the immediately preceding Plan Year multiplied by a fraction, the numerator of which is one and the denominator of which is the number of annual installments remaining to be paid pursuant to the payment election.

         c. Interest shall be credited to the Participant's Vested Account during the period in which such installments are paid.

         d. Notwithstanding an effective installment payment election pursuant to paragraph 5.2, if following a Participant's Termination of Employment, the Committee determines that a Participant has engaged in (as an employee, consultant, independent contractor, owner, manager, partner, shareholder, director, officer, joint venturer, investor or otherwise) or otherwise renders assistance to any Competitive Business, then the Committee shall pay the balance of the Participant's Vested Account in a single-sum payment within 30 days of such determination, and any such payment will be in full and final satisfaction of all of the Company's obligations to the Participant hereunder.

         e. Notwithstanding an effective installment payment election pursuant to paragraph 5.2 hereof, if an Eligible Participant experiences an Unforeseeable Emergency and requests a hardship withdrawal during the installment pay-out period, the Committee shall determine whether an Unforeseeable Emergency exists and direct the Company to make payment in accordance with paragraph 7.2 hereof.

         5.5 Death After Commencement of Installment Payments. If an Eligible Participant dies after beginning to receive installment payments in accordance with this Article 5, then the Participant's Beneficiary shall continue to receive such installment payments in accordance with the term designated by the Participant.

           ARTICLE 6 - DEATH; TERMINATION OF EMPLOYMENT BEFORE AGE 55

         6.1 Death Before Benefit Commencement. The Vested Account of a Participant who dies before his or her benefit commence (whether before or after age 55) shall be paid to the Participant's Beneficiary in the form of a single-sum, in lieu of any other benefit payable under this Plan.

         6.2 Termination of Employment Before Age 55. The Vested Account of a Participant whose Termination of Employment occurs prior to his or her attainment of age 55 shall be paid to the Participant in the form of a single-sum, in lieu of any other benefit payable under this Plan.

         6.3 Timing and Amount. All single-sum payments under this Article 6 shall be paid not later than 60 days after the last day of the Plan Year in which the Participant's Termination of Employment or date of death, as the case may be, occurs . The amount of such payment shall equal the Participant's Vested Account as of the Valuation Date coinciding with or immediately preceding the Participant's date of death, reduced by the principal amount of any distribution or withdrawal since such date.

                          ARTICLE 7 - SPECIAL PAYMENTS

         7.1 Notice of Termination By Participant. The Committee shall promptly notify each Participant upon the occurrence of a Change in Control. During the 30-day period following receipt of such notice, each Participant may elect to terminate his or her participation in the Plan by giving written notice of termination to the Committee.

         Within 30 days after receipt of such notice of termination, the Company shall make a single-sum payment to the Participant in an amount equal to 90% of the Participant's Vested Account, determined as of the Valuation Date coinciding with or immediately preceding such payment reduced by the amount of any distribution or withdrawal since such date. The remaining balance of such Participant's Vested Account shall be forfeited, and the Participant shall not be eligible to again resume participation hereunder.

         If a Participant is subject to Section 16 of the Act at the time of an election under this paragraph 7.1, the Committee may, to the extent required to comply with Rule 16b-3 promulgated under the Act, postpone such Participant's election period provided for hereunder.

         7.2 Hardship Withdrawal. If a Participant experiences an Unforeseeable Emergency, such Participant may request the Committee to approve the withdrawal of all or a portion of his or her Vested Account in the form of an immediate single-sum payment, subject to the limitations set forth in this paragraph 7.2. Notwithstanding any provision of this Plan to the contrary, the Committee shall possess the authority to determine whether an Unforeseeable Hardship exists, whether authorize a withdrawal hereunder on account of such hardship, and the amount of any such withdrawal.

         a. A request for withdrawal shall be made in writing and shall set forth the circumstances surrounding the Unforeseeable Emergency. As a condition of and part of such request, the Participant shall provide to the Committee his or her written representation that (i) the emergency cannot be relieved by insurance or other reimbursement reasonably available to the Participant, (ii) the emergency can only be relieved by liquidation of the Participant's assets (other than liquid assets) and any such liquidation would itself result in severe damage or injury to the Participant, and (iii) the Participant has no reasonable borrowing capacity to relieve the emergency. The Committee shall be entitled to request such additional information as may be reasonably required to determine whether an Unforeseeable Emergency exists and the amount of the emergency and to establish additional conditions precedent to the review or granting of a request for a withdrawal on account of an Unforeseeable Emergency.

         b. If the Committee determines that an Unforeseeable Emergency exists, the Committee may authorize the immediate distribution of an amount required to meet the financial need created by such emergency, including any taxes payable on account of such distribution.

         c. Notwithstanding any provision of this Plan to the contrary, the principal amount of a withdrawal on account of an Unforeseeable Emergency shall reduce the amount credited to a Participant's Vested Account.

         d.       If a  Participant  is  subject to Section 16 of the Act at the time a hardship withdrawal is requested hereunder, the Committee may deny the withdrawal, if necessary to comply with the provisions of Rule 16b-3 promulgated under the Act.

         7.3 Early Payments. Notwithstanding any provision of this Plan to the contrary, the Committee may distribute to any Participant (or Beneficiary) in the form of an immediate single-sum payment all or any portion of the amount then credited to a Participant's Account if an adverse determination is made with respect to such Participant. For this purpose, the term "adverse determination" shall mean that, based upon Federal tax or revenue law, a published or private ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction, a closing agreement within the meaning of Code Section 7121 that is approved by the Internal Revenue Service and involves such Participant or a determination of counsel, a Participant has or will recognize income for Federal income tax purposes with respect to any amount that is or will be payable under this Plan before it is otherwise to be paid hereunder.

         Further, notwithstanding any provision of the Plan to the contrary, the Committee may distribute to any Participant in the form of an immediate single-sum payment all or any portion of the amount then credited to a Participant's Account based upon a change in ERISA, a published advisory opinion or similar announcement issued by the Department of Labor, a regulation issued by the Secretary of Labor, a decision by a court of competent jurisdiction, an agreement between such Participant and the Department of Labor or similar agency or an opinion of counsel, such Participant is not a "key management" or "highly compensated" employee or this Plan is not an "unfunded" plan within the meaning of ERISA.

                           ARTICLE 8 - ADMINISTRATION

         8.1 Committee. The Committee shall be the Executive Compensation Committee of the Company's Board of Directors. The Committee shall have general responsibility for administration of the Plan (including, but not limited to, complying with any applicable reporting and disclosure requirements, and establishing and maintaining records). In the exercise of its sole and absolute discretion, the Committee shall interpret the Plan's provisions, determine the eligibility of any person for a benefit hereunder, and the amount of any such benefit.

         Any determination by the Committee need not be uniform as to all or any Participant hereunder. Any such determination shall be conclusive and binding on all persons. The Committee shall engage the services of such independent actuaries, accountants, attorneys and other administrative personnel as it deems necessary to administer the Plan.

         The Committee shall have the power and authority to determine the time and amount of any distribution or withdrawal hereunder. The Committee shall direct the Company as to any such distribution or withdrawal. Any withdrawal on account of an Unforeseeable Emergency or early payment made in accordance with paragraph 7.3 hereof shall be deemed to constitute an advance against the affected Participant's benefits hereunder.

         The Committee, in its sole discretion, may delegate the powers and duties afforded hereunder to an officer or Employee of the Company or its affiliates; provided, however, that any delegation of the right to amend this Plan shall be limited to ministerial or administrative amendments and the power to terminate the Plan shall not be delegated. When acting in accordance with such delegation (whether made orally or in writing) the Committee's designee shall be deemed to possess the power and authority granted to the Committee hereunder.

         8.2  Beneficiary  Designation.  Each  Participant  shall  file with the
Committee a written designation, in such form as may be specified by the Committee, of one or more persons as the Beneficiary who shall be entitled to receive the benefits, if any, payable under the Plan after the Participant's death. A Participant may, from time to time, revoke or change such Beneficiary designation, without the consent of any designated Beneficiary, by filing a new designation with the Committee. The last such designation actually received by the Committee shall be controlling. All decisions of the Committee concerning the effectiveness of any designation and the identity of any Beneficiary shall be final.

         If no designation is in effect at the time of a Participant's death, the benefits, if any, payable under the Plan after the Participant's death shall be made in accordance with the provisions of the Retirement Security Plan of Hibernia National Bank, including any beneficiary designation completed by the Participant under that plan.

                      ARTICLE 9 - AMENDMENT AND TERMINATION

         9.1 Right to Amend or Terminate Plan. The Board of Directors of the Company reserves the right at any time to amend or terminate the Plan, in whole or in part, without the consent of any Participant or Beneficiary. Such amendment or termination may be made in the sole discretion of either the board or the Committee.

         In no event shall an amendment or termination reduce the number of Units credited to a Participant's Account as of the Valuation Date immediately preceding such amendment or termination; provided, however, that this restriction shall not prevent the Company from discharging its obligations by providing for an immediate single-sum payout of any Vested Account under this Plan and the forfeiture of any nonvested Units as of such date.

         9.2 Notice. Written notice of any termination or material amendment of the Plan shall be given to each Participant.

                         ARTICLE 10 - GENERAL PROVISIONS

         10.1 No Right to Continued Employment. Nothing contained in the Plan shall give any Participant the right to be retained as an Employee of the Company or any subsidiary or affiliate of the Company or interfere with or restrict the right of the Company or any subsidiary or affiliate to terminate the employment of a Participant for any reason or no reason.

         10.2 Changes in Common Stock. In the event that (a) the number of outstanding shares of Common Stock shall be changed by reason of split-ups, combinations of shares, recapitalizations, stock dividends or otherwise, or (b) the Common Stock is converted into or exchanged for other shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization, the number of Units then credited to the Account of a Participant shall be appropriately adjusted so as to reflect such change.

         10.3 Facility of Payment. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, or is a minor, or has died, then any payment due such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to such person's spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Company therefor.

         10.4 Nonalienation. No interest, expectancy, benefit, payment, claim or right of any Participant or Beneficiary under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Beneficiary, (b) subject to the debts, contracts, liabilities or torts of the Participant or Beneficiary or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person shall attempt to take any action contrary to this paragraph, such action shall be null and void and of no effect, and the Committee and the Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof. If any Participant or Beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event the Committee may hold or apply the same or any part thereof for the benefit of the Participant or Beneficiary or the spouse, children, or other dependents of the Participant or Beneficiary, or any of them, in such manner and in such amounts and proportions as the Committee may deem proper.

         10.5 No Trust or Funding Created. The obligations of the Company to make payments hereunder shall constitute a liability of the Company to a Participant or Beneficiary, as the case may be. Such payments shall be made from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant nor a Beneficiary shall have any interest in any particular asset of the Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company (or any subsidiary or affiliate of the Company) and a Participant or any other person. The rights and claims of a Participant or a Beneficiary to a benefit provided hereunder shall have no greater or higher status than the rights and claims of any other general, unsecured creditor.

         Notwithstanding the foregoing provisions of this paragraph 10.5, the Company may establish a "rabbi trust" or similar arrangement to provide a source of funds to meet its obligations under the Plan, but only if the establishment of such trust or other arrangement does not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of ERISA.

         10.6 Withholding. Notwithstanding any other term or provision of this Plan, there shall be deducted from the payments provided for herein such amounts as may be necessary to discharge the withholding obligations of the Company or any of its subsidiaries or affiliates with respect to any taxes, assessments or other governmental charges imposed on such payments. In addition, certain employment taxes may become payable by a Participant with respect to Plan benefits prior to the date on which payments are made under the Plan, and the Company and its subsidiaries and affiliates shall have the right to withhold such employment taxes from other amounts payable to the Participant.

         10.7 Claims for Benefits. Each Participant or Beneficiary claiming any right under this Plan must give written notification thereof to the Committee. If a claim is denied, the denial shall be contained in a written notice stating the following:

         a. The specific reason for the denial;

         b. Specific reference to the Plan provision on which the denial is based;

         c. Description of additional information necessary for the claimant to present his or her claim, if any, and an explanation of why such material is necessary; and

         d. An explanation of the Plan's claims review procedure.

The claimant shall have 60 days to request a review of any denial by the Committee. The request for review must be in writing and delivered to the Committee, which will then provide a full and fair review. The claimant may review pertinent documents and may submit issues and comments in writing. The decision by the Committee with respect to the review must be given within 60 days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond 120 days after receipt of the request for review. The decision shall include specific reasons and refer to the specific Plan provisions on which it is based.

         10.8 Binding Effect. Obligations incurred by the Company pursuant to this Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the Participant's Beneficiary.

         10.9 Notices. Any notices required or permitted to be given to the Committee under this Plan shall be deemed received when delivered personally or mailed, by United States mail, postage prepaid, to the following address:
Hibernia Corporation, Attn: Thomas P. King, P.O. Box 61540, New Orleans, Louisiana 70161. Any notice required or permitted to be given to a Participant under this Plan shall be deemed received when delivered personally or mailed, by United States mail, postage prepaid, to the Participant's address as last shown in the personnel records of the Company or its subsidiaries and affiliates.

         10.10 Merger or Consolidation. In the event of a merger or a consolidation by the Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Company by another corporation, then and in such event the obligations and responsibilities of the Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and benefits of the Participants and Beneficiaries hereunder shall continue.

         10.11 No Shareholder Rights. Except as otherwise expressly provided in this Plan, no Participant shall have any voting or other shareholder rights by reason of being a Participant in the Plan or with respect to any Units credited to his or her Account.

         10.12 Entire Plan. This document, any formal written amendments hereto and any elections provided for herein shall be deemed to contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect. Without limiting the generality of the foregoing, no Participant shall have any rights as a shareholder of the Company with respect to or as a result of any Units credited to his or her Account.

         10.13 Governing Law. The validity of this Plan, the construction of its terms and the determination of the rights and duties of the parties hereto shall be governed by and construed in accordance with federal laws and regulations and the internal laws of the State of Louisiana applicable to contracts made and to be performed wholly within such state.

         THIS PLAN was adopted on January 22, 1996, and executed this ____ day of December, 1996, and shall be executed in multiple counterparts, each of which shall be deemed an original, to be effective as of the date designated above.

                                               HIBERNIA CORPORATION

                                               By:

                                               Its:

                              HIBERNIA CORPORATION
                      SUPPLEMENTAL STOCK COMPENSATION PLAN
                          FOR KEY MANAGEMENT EMPLOYEES

                                PAYMENT ELECTION

         I acknowledge that I am a participant in the SUPPLEMENTAL STOCK COMPENSATION PLAN FOR KEY MANAGEMENT EMPLOYEES (the "Plan"). I agree to be bound by the terms and conditions of the Plan, all of which are incorporated in this Payment Election by this reference, and I make the following elections concerning the payment of my benefits from the Plan:

         I.       STATUS OF ELECTION.  This election is:

         -        My initial Payment Election.

         -        A modification of a prior Payment Election.

         II. FORM OF BENEFIT PAYMENT. I hereby elect to have my benefits paid in the form of (select one), provided I am an Eligible Participant (as defined in the Plan) at the time payment commences:

         -        A single-sum payment.

         - Substantially equal annual installments payable over ___ (not more than 20) consecutive calendar years.

         III. BENEFIT PAYMENT DATE. I elect to have my benefits paid (or payments commence) as of the first day of the Plan Year following the later of my Termination of Employment (as defined in the Plan) or the date I attain age _____ (between age 55 and 65), provided I am an Eligible Participant at the time payment commences.
         IV. LIMITATIONS. I understand that I can modify this election by delivery of a new election form to the Committee. I acknowledge that any modification will be effective only if it is delivered to and accepted by the Committee at least three calendar years prior to my Termination of Employment. If any modification is ineffective, I understand that benefits will be paid in accordance with my immediately preceding Payment Election or, if no election has been accepted by the Committee, the default provisions of the Plan.

         V. EXECUTION AND ACCEPTANCE. By execution of this election, I agree to be bound by the terms and conditions of the Plan. I acknowledge that I have been given the opportunity to obtain a copy of the Plan from the Committee. This Payment Election has been executed this _____ day of ____________________, 199__.


                                   Participant

         ACCEPTED by an authorized representative of the Committee as of this _____ day of ________________________, 19___.



                                          Authorized Representative of Committee